Exhibit 99.1

                             MORENTIN BUSINESS PARK
                1232 Los Vallecitos Blvd, San Marcos, California

1. Parties. This lease dated JANUARY 1, 2005 IS MADE BETWEEN JAMES MORENTIN, LESSOR, AND STEPHEN D. WILSON, LESSEE.
2. Premises,  Parking and Common Areas.
Premises. Lessor hereby leases to Lessee real property situated in the County of San Diego, State of California, commonly known as SUITE 104, 1232 LOS VALLECITOS BLVD, SAN MARCOS, and described as APPROXIMATELY 1320 SQUARE FEET, light industrial unit, including rights to the Common Areas but are not including any rights to the roof. The Premises are a part of the Building. The Premises, the Building, the Common Areas, the land upon which the same are located, along with all other improvements are collectively referred as the Industrial Center. Vehicle Parking. Lessee shall be entitled to three parking spaces, unreserved and unassigned, those portions of the common Areas designated by Lessor for parking. Lessee shall not use more parking spaces than assigned. Parking spaces shall be used only by vehicles no larger than full size passenger automobiles or pick-up trucks, referred to as permitted vehicles, unless approved by Lessor in writing.
2.2.2 Lessee shall not permit or allow any vehicles that belong to or are controlled by Lessee or Lessee's employees, suppliers, shippers, customers, or invitees to be loaded, unloaded, or parked in areas other than those designated by Lessor for such activities
If Lessee permits or allows any of the prohibited activities described in 2.2 of this Lease, then Lessor shall have the right without notice, in addition to such other other rights and remedies that it may have to remove or tow away the vehicle involved and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.
Common Areas-Definition. Common Areas is defined as all areas and facilities outside the premises and within the exterior boundary line of the industrial center that are provided and designated by the Lessor from time to time for the general non-exclusive use of Lessor, Lessee and other Lessees of the industrial center and their respective employees, suppliers, shippers, customers and invitees, including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways parkways, driveways and landscaped areas.
Common Areas - Changes. Lessor shall have the right, at Lessor sole discretion, to make changes to the Common Areas without limitation.
Term. The term of this lease shall be for approximately THREE YEARS COMMENCING ON JANUARY 1,2005 AND ENDING ON DECEMBER 31, 2008.
4. Rent.
Base Rent. Lessee shall pay to Lessor, as Base Rent for the premises, without any offset or deduction, except as may be otherwise expressly provided in this Lease, on the 1st day of each month at the term hereof, MONTHLY PAYMENTS IN ADVANCE OF ONE THOUSAND ONE HUNDRED FIFTY (1150) DOLLARS. LESSEE SHALL PAY LESSOR UPON EXECUTION HEREOF $1150.00 as Base Rent for JANUARY 2005. Rent for any period, which is less than one month, shall be prorated to the first of each month on the next installment.
Operating Expenses. Lessee shall pay to Lessor during the term hereof, in addition to the Base Rent, Lessee's share, as hereinafter defined, of all Operating Expenses, as hereinafter defined, during each calendar year of the term of this Lease, in accordance with the following provisions:
(a) LESSEE SHARE IS DEFINED, FOR PURPOSES OF THIS LEASE, AS $145.00 dollars per month.
(b) Operating Expenses is defined, for purposes of this lease, as all costs incurred by Lessor, for the operation, repair and maintenance of the Common Areas, exterior walls, roof, trash disposal services, tenant directories, fire detection systems including security systems, real property tax, liability and property insurance, and utilities to service the common areas.

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                             MORENTIN BUSINESS PARK
                1232 Los Vallecitos Blvd, San Marcos, California

5. Security Deposit. Lessee shall deposit with Lessor upon execution here of $1300.00 AS SECURITY for Lessee's faithful performance of Lessee's obligations hereunder. If Lessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this lease, Lessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default or for the payment or any other sum to which Lessor may become obligated by reason of Lessee's default, or to compensate Lessor for any loss or damage which Lessor may suffer. Lessee shall within ten (10) days after written demand, deposit cash with Lessor in an amount sufficient to restore said deposit to the full amount. No trust relationship is created herein between Lessor and Lessee with respect to this Security Deposit.
6. Use. The premises shall be used and occupied only for SMOG TEST ONLY or any other use, that is reasonably comparable, and for no other purpose.
7. Compliance with the Law.
7.1 Lessor warrants to Lessee that the premises does not violate any covenants or restrictions of record, or any applicable building code. In the event it is determined that this warranty has been violated, then it shall be the obligation of the Lessor, after written notice from Lessee, to promptly, at Lessor's sole cost and expense, rectify any such violation, in the event Lessee does not give to Lessor written notice of the violation of this warranty within six months from the date that the lease term commences, the correction of same shall be the obligation of the Lessee at Lessee's sole cost. This warranty shall be of no force or effect if the Lessee was the prior occupant of the premises.
7.2 Lessee shall comply with all applicable statutes, ordinances, rules, regulations, orders, covenants and restriction of record, and requirements of any fire insurance underwriters or rating bureaus. Lessee shall not use nor permit the use of the Premises or the Common Areas in any manner that will tend to create waste or a nuisance or shall tend to disturb other occupants of the Industrial Center.
8. Condition of Premises.
8.1 Lessor shall deliver the Premises to Lessee clean and free of debris on the Lease commencement date (unless Lessee is already in possession) and Lessor warrants to Lessee that the plumbing, lighting, air conditioning, heating and loading doors in the premises shall be in good operating condition on the Lease commencement date. In the event that it is determined that this warranty has been violated, then it shall be the obligation of the Lessor, after receipt of written notice from Lessee setting forth the nature of the violation, to promptly at Lessor's cost, rectify such violation. Lessee's failure to give such written notice to Lessor within thirty days after the lease commencement date shall cause the conclusive presumption that Lessor has complied with all of Lessor's obligations hereunder. The warranty contained in this paragraph shall be of no force or effect if prior to the date of this lease, Lessee was an occupant of the premises.
8.2  Lessee  hereby  accepts  the  premises  free  of  defects,   all  equipment
serviceable and in a clean condition as of the lease commencement date or the date that Lessee takes possession of the premises, whichever is earlier.
9. Maintenance, Repairs, Alterations and Common Area Services.
9.1 Lessor's Obligations. Lessor shall keep in good operating condition and repair the Industrial Center except for damages caused by Lessee, his employees, suppliers, shippers, customers and invitees, in which event the Lessee is liable for the cost of repair of the damage.
9.2 Lessee's Obligations. Lessee shall keep in good operating condition and repair the Premises and every part thereof, (whether or not the damaged portion of the premises or the means of repairing the same are reasonable or readily accessible to Lessee) including without limiting the generality of the foregoing, all plumbing, heating, ventilating and air conditioning systems, electrical and lighting facilities and equipment within the premises, fixtures, interior walls and interior surfaces of exterior walls, ceilings, windows, doors, plate glass and skylights located within the premises. If Lessee fails to perform Lessee's obligations, Lessor

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                             MORENTIN BUSINESS PARK
                1232 Los Vallecitos Blvd, San Marcos, California

may enter the premises after ten days prior written notice to Lessee (except in case of emergency, in which no notice shall be required), perform such obligations on Lessee's behalf and put the premises in good order, condition and repair, and the cost thereof shall be due and payable as additional rent to Lessee, due and payable on the next rent installment.
9.3 On the last day of the term hereof, or on any sooner termination, Lessee shall surrender the Premises to Lessor in the same condition as received, ordinary wear and tear excepted, clean and free of debris. Any damage or deterioration of the Premises shall not be deemed ordinary wear and tear if the same could have been prevented by good maintenance practices. Lessee shall repair any damage to the Premises occasioned by the installation or removal of Lessee's trade fixtures, alterations, furnishings and equipment. Notwithstanding anything to the contrary or otherwise stated in this Lease, Lessee shall leave the power panels, electrical distribution systems, lighting fixtures, space heaters, air conditioning, plumbing and fencing on the Premises in good operating condition.
10. Alterations and Additions. Lessee shall not, without Lessor's written consent, make any alteration, improvements or additions to the Premises, Building or the Industrial Center. Should Lessee violate this restriction, the Lessor may require Lessee to remove same at Lessee's cost or have it removed on Lessee's behalf and the cost shall be due and payable as additional rent to Lessee, on the next rent installment. Lessee shall pay all claims when due for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use in the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises, or the Industrial Center, or any interest therein. Lessee shall give Lesssor not less than ten days notice prior to the commencement of any work in the premises, and Lessor shall have the right to post notices of non-responsibility in or on the premises or the Building. All alterations, improvements, additions which are made on the premises, shall be the property of the Lessor and shall remain upon and be surrendered with the Premises at the expiration of the lease term, unless Lessor requires their removal.
11. Insurance.
11.1 Liability Insurance-Lessor. Lessor shall obtain and keep in force during the term of this lease a policy of combined single limit bodily injury and property damage insurance, insuring Lessor, but not Lessee, against any liability arising out of the ownership, use, occupancy or maintenance of the Industrial Center in an amount not less than $500,000.00 per occurrence.
11.2 Liability Insurance-Lessee. Lessee shall at Lessee's expense, obtain and keep in force during the term of this a policy of combined single limit bodily injury and property damage insurance, insuring Lessee and Lessor against any liability arising out of the use, occupancy or maintenance of the Premises and the Industrial Center. Such insurance shall be in an amount not less than $500,000.00 per occurrence. The policy shall insure performance by Lessee of the indemnity provisions of this paragraph. The limits of said insurance shall not, however, limit the liability of Lessee.
11.3 Property Insurance. Lessor shall obtain and keep in force during the term of this lease a policy of insurance covering loss or damage to the Industrial Center improvements, but not Lessee's personal property, fixtures, equipment or Tenant improvements, in an amount not to exceed the full replacement value thereof, as the same may exist from time to time, providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, special extended perils ("all risk", as such term is used in the insurance industry), as Lessor deems advisable in addition, Lessor shall obtain and keep in force, during the term of this lease, a policy of rental value insurance covering a period of one year, with loss payable to Lessor, which insurance shall also cover all operating expenses for said period
11.4 Insurance Policies. Insurance required hereunder shall be in companies holding a "General Policyholders Rating" of at least B plus, or such other rating as may be required by a lender having a lien on the Premises, as set forth in the most current issue of "Best's Insurance Guide". Lessee shall not do or permit to be done anything, which shall invalidate the insurance policies

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                             MORENTIN BUSINESS PARK
                1232 Los Vallecitos Blvd, San Marcos, California

carried by Lessor. Lessee shall deliver to Lessor copies of liability insurance policies required or certificates evidencing the existence and amounts of such insurance within seven days after the commencement date of this Lease. No such policy shall be cancelable or subject to reduction of coverage or other modification except after thirty days prior written notice to Lessor. Lessee shall, at least thirty days prior to the expiration of such policies furnish Lessor with renewals or binders thereof.
11.5 Waiver of Subrogation. Lessee and Lessor each hereby release and relieve the other, and waive their entire right of recovery against the other for loss or damage arising out of or incident to the perils insured against which perils occur in, on or about the Premises, whether due to the negligence of Lessor or Lessee of their agents, employees, contractors and/or invitees. Lessee and Lessor shall, upon obtaining the policies of insurance required give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.
11.6 Indemnity. Lessee shall indemnify and hold harmless Lessor from and against any and all claims arising from Lessee's use of the Industrial Center, or from the conduct of Lessee's business or from any activity, work or things done, permitted or suffered by Lessee in or about the Premises or elsewhere and shall further indemnify and hold harmless Lessor from and against all claims arising from any breach or default in the performance of any obligation on Lessee's part to be performed under the terms of this Lease, or arising from any act or omission of Lessee, or any of Lessee's agents, contractors, or employees, and from and against all costs, attorney's fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon; and in case any action or proceeding be brought against Lessor by reason of any such claim. Lessee, upon notice from Lessor, shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessee, as a material part of the consideration to Lessor, hereby assumes all risk of damage to property of Lessee or injury to persons, in, upon or about the Industrial Center arising from any cause and Lessee hereby waives all claims in respect thereof against Lessor.
11.7 Exemption of Lessor from Liability. Lessee hereby agrees that Lessor shall not be liable for injury to Lessee's business or any loss of income there from or for damage to the goods, wares, merchandise or other property of Lessee. Lessee's employees, agents or contractors, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether said damage or injury results from, conditions arising upon the Premises or upon other portions of the Industrial Center, or from, other sources or places and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Lessee. Lessor shall not be liable for any damages arising from any act or neglect of any other Lessee, occupant or user of the Industrial Center, nor from the failure of Lessor to enforce the provisions of any other lease of the Industrial Center.
12. Damage or Destruction.
12.1 Definitions. Premises Partial Damage- The Premises are damaged or destroyed to the extent that the cost of repair is less than fifty percent of the then replacement cost of the Premises. Premises Total Destruction- The Premises are damaged or destroyed to the extent that the cost of repair is fifty percent or more of then replacement cost. Premises Building Partial Damage- The Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is less than fifty percent of the then replacement cost.
Premises  Building Total  Destruction-  The Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is fifty percent or more of the replacement cost. Industrial Center Buildings- All of the Buildings on the Industrial Center site.

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                             MORENTIN BUSINESS PARK
                1232 Los Vallecitos Blvd, San Marcos, California

Industrial Center Buildings Total Destruction- The Industrial Center Building are damaged or destroyed to the extent that the cost of repair is fifty percent or more of the then replacement cost. Insured Loss- Damage or destruction which was covered by an event required to be covered by insurance. The fact that an insured loss has a deductible amount shall not make the loss an uninsured loss. Replacement Cost- The amount of money necessary to be spent in order to repair or rebuild the damaged area to the condition that existed immediately prior to the damage occurring excluding all improvements made by Lessees.
12.2 Premises Partial Damage; Premises Building Partial Damage.
         (a) Insured Loss: During the term of this Lease there is damage which is an insured loss and which falls into the classifications of either Premises Partial Damage or Premises Building Partial Damage, then Lessor shall at Lessor's expense, repair such damage to the Premises, but not Lessee's fixtures, equipment or Tenant improvements as soon as reasonably possible and this Lease shall continue in full force and effect.
         (b) Uninsured Loss: During the term of this Lease there is damage which is not an insured loss and which falls within the classification of Premises Partial Damage or Premises Building partial damage, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense), which damage prevents Lessee from using the Premises. Lessor may at Lessor's option either repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or give written notice to Lessee within thirty days after the date of the occurrence of such damage of Lessor's intention to cancel and terminate this Lease as of the date of the occurrence of such damage in the event Lessor elects to give such notice of Lessor's intention to cancel and repair such damage at Lessee's expense, without reimbursement from Lessor, in which event this Lease shall continue in full force and effect, and Lessee shall proceed to make such repairs as soon as reasonably possible, if Lessee does not give such notice within such ten day period this Lease shall be cancelled and terminated as of the date of the occurrence of such damage.
12.3 Premises Total Destruction; Premises Building Total Destruction; Industrial Center Building Total Destruction. If at any time during the term of this Lease there is damage whether or not it is an insured loss, and which falls into the classifications of either premises Total Destruction, or Premises Building Total Destruction or Industrial Center Building Total Destruction, then Lessor may at Lessor's option either repair such damage or destruction but not Lessee's fixtures, equipment or tenant improvements, as soon as reasonably possible at Lessor's expense, and this Lease shall continue in full force and effect, or give written notice to Lessee within thirty days after the date of occurrence of such damage of Lessor's intention to cancel and terminate this Lease, in which case this Lease shall be cancelled and terminated as of the date of the occurrence of such damage.
13.Waiver. Lessor and Lessee waive the provisions of any statute, which relate to termination of leases when leased property is destroyed and agree that such event shall be governed by the terms of this lease.
14. Utilities. Lessee shall pay for all, gas, heat, light, power, telephone and other utilities and services supplied to the Premises, together with any taxes thereon.
15. Real Property Taxes. Lessor shall pay the real property tax, applicable to the Industrial Center subject to reimbursement by Lessee of Lessee's share of such taxes. If the Industrial Center is not separately assessed, Lessee's share of the real property tax liability shall be an equitable proportion of the real property taxes for all of the land and improvements included within this tax parcel assessed such proportion to be determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

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                             MORENTIN BUSINESS PARK
                1232 Los Vallecitos Blvd, San Marcos, California

16. Assignment and Subletting. Lessee shall not assign, transfer, mortgage, sublet or otherwise transfer or encumber all or any part of Lessee's interest in the lease or in the premises without Lessor's prior written consent.
17. Default. The occurrence of any one or more of the following events shall constitute a material default of this Lease by Lessee.
         (a) The vacating or abandonment of the Premises by Lessee.
         (b) The failure by Lessee to make any payment of rent or any other payment required to made by Lessee when due.
         (C) The failure by Lessee to perform any of the covenants, conditions or provisions of this Lease.
         (d) The discovery by Lessor that any financial statement given to Lessor by Lessee was false.
18. Late Charges. Lessee hereby acknowledges that late payment to Lessee to Lessor of rent and other sums due will cause Lessor to incur costs contemplated by this Lease, the exact amount will be difficult to ascertain. Such cost include, but are not limited to, processing and accounting charges, and late charges, which may be imposed on Lessor by the terms of any mortgage or trust deed covering the property. Accordingly, if any installment of rent and other sums due from Lessee are not be received by Lessor within ten days after such amount is due, then, without any requirement for notice to Lessee. Lessee shall pay to Lessor a late charge of 6% of such overdue amount. The parties hereby agree that such charge by Lessor shall not constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder.

19. Estoppel Certificate. Each party (as responding party) shall at any time upon not less than ten days prior written notice from the other party (requesting party) execute, acknowledge and deliver to the requesting party a statement in writing certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date which the rent and other charges are paid in advance, if any, and acknowledging that there are not, to the responding party's knowledge any uncured default on the part of the requesting party, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises or of the business of the requesting party. If Lessor desires to refinance or sell the property, or any part thereof, Lessee hereby agrees to deliver to any lender or purchaser such financial statement of Lessee as may be required. Such statements shall include the past three years financial statement of Lessee. All such financial statement shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

20. Severability. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

21. Time of Essence. Time is of the essence with respect to the obligations to be performed under this Lease.

22. Additional Rent. All monetary obligations of Lessee to Lessor under the terms of this Lease, including but not limited to Lessee's share of Operating Expenses, late charges, and insurance payable shall be deemed to be rent.

23. Notices. Any notice required or permitted to be given shall be in writing and may be given by personal delivery or by certified or first class mail and if given personally or by mail, shall be deemed sufficiently given if addressed to Lessee or to Lessor at the address noted below the signature of the respective parties, as the case may be. Either party by notice to the other specify a different address for notice purposes except that upon Lessee's taking possession of the

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                             MORENTIN BUSINESS PARK
                1232 Los Vallecitos Blvd, San Marcos, California

Premises, the Premises shall constitute Lessee's address for notice purposes. A copy of all notices required or permitted to be given to Lessor shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time designate by notice to Lessee.
24. Holding Over. If Lessee, with Lessor's consent, remains in possession of the Premises or any part thereof after the expiration of the term, such occupancy shall be a tenancy from month to month upon all the provisions of this Lease pertaining to the obligations of Lessee, but all Options, if any, granted under the terms of this Lease shall be deemed terminated and be of no further effect during said month to month tenancy.
25. Covenants and Conditions. Each provision of this Lease performable by Lessee shall be deemed both a covenant and a condition.
26. Attorney Fees. If either party bring an action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, on trial or appeal, shall be entitled to his reasonable attorney's fees to be paid by the losing party as fixed by the court.
27. Lessor's Access. Lessor and Lessor's agents shall have the right to enter the Premises at reasonable times for the purpose of inspection, showing to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises or to the building of which they are a part as Lessor may deem necessary or desirable. Lessor may at any time place on or about the Premises or the building any ordinary "For Sale" signs and Lessor may at any time during the last 120 days of the term place on or about the Premises any ordinary "For Lease" signs. All activities of Lessor pursuant to this paragraph shall be without abatement of rent, nor shall Lessor have any liability to Lessee for the same.

27. Signs. Lessee shall not place any sign upon the Premises or the Industrial Center with out Lessor's prior written consent. Under no circumstances shall Lessee place a sign on any roof of the Industrial Center.
28. Consents. Wherever in this Lease the consent of one part is required to an act of the other part such consent shall not be unreasonable withheld or delayed.
29.Security Measures. Lessee hereby acknowledges that Lessor shall have no obligation whatsoever to provide guard service or other security measures for the benefit of the Premises or the Industrial Center. Lessee assumes all responsibility for the protection of Lessee, its agents and invitees and the property of Lessee and of Lessee's agents and invitees from acts of third parties. Nothing herein contained shall prevent Lessor, at Lessor's sole option, from providing security protection for the Industrial Center or any part thereof, in which event the cost thereof shall be included within the definition of Operating Expenses.
30. Easements. Lessor reserves to itself the right from time to time, to grant such easements, rights and dedications that Lessor deems necessary or desirable, and to cause the recordation of Parcel Maps and restrictions, so long as such easements, rights, dedications, maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee shall sign any of the aforementioned documents upon request of Lessor and failure to do so shall constitute a material default of this Lease by Lessee without the need for further notice to Lessee.
31. Quiet Possession. Upon Lessee paying the rent for the Premises and observing and performing all of the covenants, conditions and provisions on Lessee's part to be observed and performed hereunder. Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease. The individuals executing this Lease on behalf of Lessee represent and warrant to Lessee that they are fully authorized and legally capable of executing this Lease on behalf of Lessor and that such execution is binding upon all parties holding an ownership interest in the property.

32. Guarantor. In the event that there is a guarantor of this Lease, said guarantor shall have the same obligations as Lessee under this Lease.
33. Auctions. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises or the Common Areas without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

34. Authority. If Lessee is a corporation, trust, or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of said entity. If Lessee is a corporation,

                             MORENTIN BUSINESS PARK
                1232 Los Vallecitos Blvd, San Marcos, California

trust or partnership, Lessee shall, within thirty (30) days after execution of this Lease, deliver to Lessor evidence of such authority satisfactory to Lessor.

35. Conflict. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions, if any, shall be controlled by the typewritten or handwritten provisions.

36. Offer. Preparation of this Lease by Lessor or Lessor's agent and submission of same to Lessee shall not be deemed an offer to Lease. This Lease shall become binding upon Lessor and Lessee only when fully executed by Lessor and Lessee.

37. Addendum.  Attached hereto is an addendum or addenda  containing  paragraphs
(none) through (none) which constitutes a part of this Lease.

38. This lease dated January 1,2005.

39. Lessee has the option to renew this lease for 3 years upon expiration of this lease by providing Lessor with a 30 day notice prior to completion of lease. A new lease will be drafted at that time.

40. A five percent annual rent increase shall take effect on January l, 2006 and January 1,2007.

Move In Costs:

Rent                       $1150

Common area expenses       $ 145

Security Deposit           $1300

Total                      $2595

Monthly Rent Payment       $1295

Lessor and Lessee have carefully read and reviewed this lease and each term and provision contained herein and by execution of this lease show their informed and voluntary consent thereto the partiers hereby agree that at the time this lease is executed, the terms of this lease are commercially reasonable and effectuate the intent and purpose of Lessor and Lessee with respect to the premises.

This lease has been prepared for submission to your attorney for approval. No representation or recommendation is made by the American Industrial Real Estate Association or by the Real Estate Broker or its agents or employees as to the legal sufficiency, legal effect, or tax consequences of this lease or the transaction relating thereto. The parties shall rely solely upon the advice of their own legal counsel as to the legal and tax consequences of this lease.



LESSOR                                      LESSEE

/s/ JAMES MORENTIN                          /s/ STEPHEN D. WILSON
---------------------------------           ------------------------------------
By:  James Morentin                         By:  Stephen D. Wilson



Executed on   1/1/05                Executed on   1/1/05
            ------------------                  -------------------


Mail Rent Payments to:            Mail Address:  (If different than MBP address)

James Morentin
POB 1502
Vista, Ca 92085
Phone:  758 0847
Fax:  758 0673

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